UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 27, 2026, the Federal Home Loan Bank of New York (“Bank”) received regulatory non-objection to the Bank’s 2026 Executive Incentive Compensation Plan (the “2026 Plan”) for the Named Executive Officers (NEOs) as established in the Bank’s Form 10 – K.

Overview of the 2026 Plan

The objective of the Bank’s 2026 incentive compensation structure is to motivate employees to take actions that support the Bank’s strategies and lead to the attainment of the Bank’s business plan and fulfillment of its mission.  Incentive Compensation is also intended to help retain employees by affording them the opportunity to share in the Bank’s performance results by linking annual cash pay-out award opportunities to Bank performance. All salaried exempt and non-exempt employees are eligible to participate in the Bank’s annual incentive compensation programs and must achieve a “meets expectations” rating in their annual evaluation to receive an award. Awards under the 2026 Plan, if any, will be calculated based upon Bank performance during 2026 and will generally be paid to participants on or before March 15, 2027, subject to regulatory approval and the deferral feature for the NEOs and other Management Committee participants discussed below.

Deferral Component for NEOs and Management Committee Members

The 2026 Plan provides that 50% of the actual amount of the incentive award (if any) under the 2026 Plan communicated to the NEOs and other Management Committee participants will be deferred (the “Deferred Incentive Award”) such that 33 1/3% of the Deferred Incentive Award will ordinarily be paid (subject to certain additional conditions specified in the 2026 Plan) by March 15th of  2028, 2029, and 2030, respectively. An employee who terminates employment with the Bank other than for “good reason” or who is terminated by the Bank for “cause” (each as defined in the 2026 Plan) will forfeit any portion of the Deferred Incentive Award that has not yet been paid upon such termination. In addition, the Deferred Incentive Award will be paid in full if a “change in control” occurs (as defined in the 2026 Plan). The Bank will pay to participants an interest rate on deferred amounts equal to the Bank’s return on equity over the deferral period, subject to a floor of zero.

Clawback

If, within 3 years after an incentive has been paid or calculated as owed to a participant who is a member of the Bank’s Management Committee (including an NEO), it is discovered that such amount was based on the achievement of goal results within this Plan that subsequently are deemed by the Bank to be inaccurate, misstated or misleading, such amount is subject to recovery by the Bank.

Measurements Used by the 2026 Plan

The 2026 Plan incorporates five Bank performance goals, summarized as follows:

Financial Effectiveness (25% performance weight): The Financial/Return goal is intended to require management, in its decision-making, to weigh the tradeoffs in managing return versus risk. Establishing this goal is intended to motivate management to act in ways that are aligned with shareholder interests and with the wishes of the Board of Directors, i.e., to achieve reasonable returns with a prudent approach to managing risks.

Risk Effectiveness (15% performance weight):  The Risk goal consists of two components – adherence to risk limit framework and limiting the number and severity of operational exceptions . The metrics are intended to measure how the Bank is doing in managing risk as the Bank makes decisions about how to operate its business.

Housing & Community Economic Development Effectiveness (30 % performance weight): This goal is made up of two components.  These components are intended to advance affordable housing and community development initiatives: 1) by increasing Affordable Housing Program participation, including the number of affordable housing units created or preserved; and 2) by increasing Acquired Member Asset Program purchases and Low-Income Home Mortgage purchases.

Mission – Liquidity Effectiveness (15% performance weight): This goal within the parameters of the Bank’s risk appetite has two components. The first measures Bank Member liquidity, including total Bank indebtedness, advances outstanding, and letters of credit issuances. The second is customer satisfaction survey results.

Organization Effectiveness: Technology Strategy (15 % performance weight): The Organizational Effectiveness goals will focus on two key tenets related to the Technology Strategy – the successful execution of identified technology project deliverables for 2026 and Information Technology system uptime for key applications.

2

The C&HR Committee may, at its discretion, modify an award, either positively or negatively, to reflect the individual’s performance in a manner consistent with the 2026 Plan.

Determining Incentive Compensation Award Payout Opportunities Under the 2026 Plan

Eligible employees are assigned an incentive compensation award opportunity which is expressed as a percentage of the employee’s base salary for the 2026 Plan year. With respect to the Bank’s President (who is also a Management Committee member and the Bank’s principal executive officer), the incentive compensation award opportunity for 2026 is as follows:

50% of Base Salary (Threshold)

80% of Base Salary (Target)

100% of Base Salary (Maximum)

With respect to the rest of the NEOs and other Management Committee members, the incentive compensation award opportunity for 2026 is as follows:

30% of Base Salary (Threshold)

50% of Base Salary (Target)

75% of Base Salary (Maximum)

Administration

The 2026 Plan will generally be administered by the President, subject to any requirements for review and approval by the Compensation & Human Resources Committee of the Bank’s Board of Directors (“C&HR Committee”) that the C&HR Committee may establish. The results of the Bank wide goals and the resulting awards, if any, will be reviewed and approved by the C&HR Committee before disbursement. In all areas not specifically reserved by the C&HR Committee for its review and approval, the decisions of the President or his designee concerning the 2026 Plan shall be binding on the Bank and on all Participants. Award determinations for the President shall be handled by the C&HR Committee.

The foregoing description of the 2026 Plan is qualified in its entirety by reference to the full text of the 2026 Plan, a copy of which is filed as Exhibit 10.01 to this Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Bank 2026 Incentive Compensation Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: March 5, 2026	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

4